UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
August 31, 2017
Steadfast Apartment REIT III, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-55772	47-4871012
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 9.01	Financial Statements and Exhibits.
     On August 31, 2017, Steadfast Apartment REIT III, Inc. (the “Company”), through its consolidated subsidiary, acquired a fee simple interest in Ansley at Princeton Lakes (“Ansley”). The Company is filing this Current Report on Form 8-K/A to amend the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 6, 2017, to provide the required financial information related to the acquisition of Ansley.
(a)     Financial Statements of Real Estate Acquired.

Ansley

Report of Independent Auditors	F-1
Statements of Revenues Over Certain Operating Expenses for the Six Months Ended June 30, 2017 (unaudited) and the Year Ended December 31, 2016	F-2
Notes to Statements of Revenues Over Certain Operating Expenses for the Six Months Ended June 30, 2017 (unaudited) and the Year Ended December 31, 2016	F-3

(b)     Pro Forma Financial Information.

Steadfast Apartment REIT III, Inc.

Summary of Unaudited Pro Forma Financial Statements	F-5
Unaudited Pro Forma Balance Sheet as of June 30, 2017	F-6
Unaudited Pro Forma Statement of Operations for the Six Months Ended June 30, 2017	F-8
Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2016	F-12

Report of Independent Auditors
To the Board of Directors and Stockholders of
Steadfast Apartment REIT III, Inc.
We have audited the accompanying statement of revenues over certain operating expenses of Ansley at Princeton Lakes (“Ansley”) for the year ended December 31, 2016, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that is free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses of Ansley as described in Note 2 for the year ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.
Basis of Accounting
As described in Note 2 to the financial statement, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of Ansley’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

Irvine, California
October 6, 2017

ANSLEY AT PRINCETON LAKES
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	For the Six Months Ended June 30, 2017	For the Year Ended December 31, 2016
	(unaudited)
Revenues:
Rental income	$1,944,965	$3,810,673
Tenant reimbursements and other	316,614	610,792
Total revenues	2,261,579	4,421,465

Expenses:
Operating, maintenance and management	669,412	1,349,151
Real estate taxes and insurance	331,589	670,919
General and administrative expenses	86,847	135,481
Total expenses	1,087,848	2,155,551
Revenues over certain operating expenses	$1,173,731	$2,265,914
See accompanying notes to statements of revenues over certain operating expenses.

ANSLEY AT PRINCETON LAKES
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2017 (unaudited)
and the Year Ended December 31, 2016
1.     DESCRIPTION OF REAL ESTATE PROPERTY
On August 31, 2017, Steadfast Apartment REIT III, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Atlanta, Georgia, commonly known as Ansley at Princeton Lakes (“Ansley”) for a contract purchase price of $43,452,000, exclusive of closing costs. The Company financed the payment of the contract purchase price for Ansley with a combination of (1) proceeds from the Company’s public offering and (2) a loan in the aggregate principal amount of $32,360,000.
Ansley was constructed in 2009 and is composed of 11 two- and three-story apartment buildings. Ansley contains 306 apartments consisting of 134 one-bedroom apartments, 148 two-bedroom apartments and 24 three-bedroom apartments. The apartments range in size from 741 to 1,294 square feet and average 1,000 square feet.
The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments, primarily in the multifamily and senior-living sectors, located throughout the United States.
2.     BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
Ansley is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of Ansley. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of Ansley.
The accompanying unaudited statement of revenues over certain operating expenses for the six months ended June 30, 2017, has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the six months ended June 30, 2017, are not necessarily indicative of the results that may be expected for the year ending December 31, 2017.
An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) Ansley was acquired from an unaffiliated party; and (2) based on due diligence of Ansley conducted by the Company, management is not aware of any material factors relating to Ansley that would cause this financial information not to be indicative of future operating results.
Square footage, occupancy and other measures used to describe real estate included in the notes to statements of revenues over certain operating expenses are presented on an unaudited basis.
3.     SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
Ansley leases residential apartment homes under operating leases generally with terms of one year or less. Rental revenue, including rental abatements, concessions and contractual fixed increases, is recognized on a straight-line basis over the term of the related lease. Tenant reimbursements and other income consist of charges billed to tenants for utilities, parking and application and other fees. Tenant reimbursements and other income are recognized when earned.

Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4.     COMMITMENTS AND CONTINGENCIES
Litigation
Ansley may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on Ansley’s results of operations or financial condition.
Other Matters
The Company is not aware of any material environmental liabilities relating to Ansley that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to Ansley could result in future environmental liabilities.
5.     SUBSEQUENT EVENTS
The Company evaluates subsequent events through the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on October 6, 2017.

STEADFAST APARTMENT REIT III, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the Company’s historical consolidated financial statements and the notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on March 16, 2017, and the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2017, which was filed with the SEC on August 10, 2017. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of Bristol Village Apartments (“Bristol Village”), which have been included in the Company’s Current Report on Form 8-K/A, filed with the SEC on January 9, 2017, the statements of revenues over certain operating expenses and the notes thereto of Canyon Resort at Great Hills Apartments (“Canyon Resort”) and Reflections on Sweetwater Apartments (“Reflections on Sweetwater”), which have been included in the Company’s Current Report on Form 8-K/A, filed with the SEC on February 13, 2017, the statements of revenues over certain operating expenses and the notes thereto of The Pointe at Vista Ridge Apartments (“Vista Ridge”), which have been included in the Company’s Current Report on Form 8-K/A, filed with the SEC on June 29, 2017, the statements of revenues over certain operating expenses and the notes thereto of Belmar Villas (“Belmar Villas”), which have been included in the Company’s Current Report on Form 8-K/A, filed with the SEC on August 31, 2017, and the statements of revenues over certain operating expenses and the notes thereto of Ansley, which are included herein.
The following unaudited pro forma balance sheet as of June 30, 2017, has been prepared to give effect to the acquisitions of Belmar Villas and Ansley, which occurred on July 21, 2017 and August 31, 2017, respectively, as if such acquisitions occurred on June 30, 2017. Bristol Village, Canyon Resort, Reflections on Sweetwater and Vista Ridge were acquired on November 17, 2016, December 29, 2016, January 12, 2017 and May 25, 2017, respectively, and are recorded in the Company’s historical balance sheet as of June 30, 2017.
The following unaudited pro forma statements of operations for the six months ended June 30, 2017, and for the year ended December 31, 2016, have been prepared to give effect to the acquisitions of Bristol Village, Canyon Resort, Reflections on Sweetwater, Vista Ridge, Belmar Villas and Ansley (collectively referred to as the “Portfolio Properties”) as if the acquisitions occurred on January 1, 2016.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the Portfolio Properties been consummated on January 1, 2016.

STEADFAST APARTMENT REIT III, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of June 30, 2017

	Steadfast Apartment REIT III, Inc. Historical (a)	Pro forma Adjustments
		Belmar Villas (b)		Ansley (b)		Offering Proceeds (c)	Pro Forma Total
Assets:
Real Estate:
Land	$21,671,651	$7,105,266	(d)	$3,067,897	(d)	$—	$31,844,814
Building and improvements	153,833,422	56,203,707	(d)	40,414,419	(d)	—	250,451,548
Tenant origination and absorption costs	1,789,212	1,194,282	(d)	1,111,771	(d)	—	4,095,265
Total real estate, cost	177,294,285	64,503,255		44,594,087		—	286,391,627
Less accumulated depreciation and amortization	(3,641,658)	—		—		—	(3,641,658)
Total real estate, net	173,652,627	64,503,255		44,594,087		—	282,749,969
Cash and cash equivalents	33,257,061	(15,559,700)		(11,303,727)		15,354,084	21,747,718
Restricted cash	1,712,706	833,125		630,668		—	3,176,499
Rents and other receivables	335,722	—		7,102		—	342,824
Other assets	2,179,178	(1,235,800)		(340,038)		—	603,340
Total assets	$211,137,294	$48,540,880		$33,588,092		$15,354,084	$308,620,350

Liabilities:
Accounts payable and accrued liabilities	$2,938,682	$363,865		$477,736		$—	$3,780,283
Mortgage notes payable, net	123,758,480	46,825,276		32,175,052		—	202,758,808
Distributions payable	497,127	—		—		—	497,127
Due to affiliates	3,003,749	1,351,739	(e)	935,304	(e)	—	5,290,792
Total liabilities	130,198,038	48,540,880		33,588,092		—	212,327,010
Commitments and Contingencies
Redeemable common stock	1,257,283	—		—		—	1,257,283
Stockholders’ equity:
Preferred stock, $0.01 par value per share; 100,000,000 shares authorized, no shares issued and outstanding	—	—		—		—	—
Class A common stock, $0.01 par value per share; 480,000,000 shares authorized, 2,284,355 shares issued and outstanding and 2,499,663 pro forma shares as of June 30, 2017	22,844	—		—		2,153	24,997
Class R common stock, $0.01 par value per share; 240,000,000 shares authorized, 212,578 shares issued and outstanding and 238,907 pro forma shares as of June 30, 2017	2,126	—		—		263	2,389
Class T common stock, $0.01 par value per share; 480,000,000 shares authorized, 2,077,398 shares issued and outstanding and 2,547,187 pro forma shares as of June 30, 2017	20,774	—		—		4,698	25,472
Additional paid-in capital	92,662,336	—		—		15,346,970	108,009,306
Cumulative distributions and net losses	(13,026,107)	—		—		—	(13,026,107)
Total stockholders’ equity	79,681,973	—		—		15,354,084	95,036,057
Total liabilities and stockholders’ equity	$211,137,294	$48,540,880		$33,588,092		$15,354,084	$308,620,350

STEADFAST APARTMENT REIT III, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of June 30, 2017

(a)	Historical financial information as of June 30, 2017, derived from the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2017.

(b)
Represents adjustments to the balance sheet of the Company to give effect to the acquisition of Belmar Villas and Ansley and related cash, other assets and liabilities as if the acquisitions have occurred on June 30, 2017. The contract purchase price of Belmar Villas and Ansley, exclusive of closing and other acquisition costs, was approximately $62.9 million and $43.5 million, respectively, and was funded with proceeds from the Company’s public offering and with financings in the amount of approximately $47.1 million and $32.4 million, respectively. The Company recorded the cost of tangible assets and identifiable intangible assets acquired based on their estimated fair values.

(c)	The pro forma adjustments assume the actual net proceeds raised in the Company’s public offering during the period from July 1, 2017 through August 31, 2017, were raised as of June 30, 2017.

(d)
The Company adopted Accounting Standards Update (“ASU”) 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business (“ASU 2017-01”), issued in January 2017, beginning with real estate investments acquired on or after January 1, 2017. Acquisitions that do not meet the definition of a business under this guidance are accounted for as asset acquisitions. The acquisitions of Belmar Villas and Ansley did not meet the definition of a business and consequently were accounted for as asset acquisitions. As a result, the Company capitalized approximately $1.6 million and $1.1 million in acquisition fees and acquisition costs related to the acquisitions of Belmar Villas and Ansley on the unaudited pro forma balance sheet, respectively. Prior to the adoption of ASU 2017-01, acquisition fees and acquisition costs were included in fees to affiliates and acquisition costs, respectively, on the consolidated statements of operations. Upon adoption of this guidance, all such costs are included in the purchase price that are allocated between land, buildings and improvements and tenant origination and absorption costs on the consolidated balance sheet.

The pro forma acquisition fees and acquisition costs that have been capitalized and included in the purchase price of Belmar Villas and Ansley are as follows:

•
Acquisition Fees: Acquisition fees are payable to Steadfast Apartment Advisor III, LLC (“Advisor”) based on 2.0% of the acquisition costs of Belmar Villas and Ansley including acquisition expenses (with the total acquisition fees and acquisition expenses payable to the Advisor being subject to a limitation of 6.0% of the contract purchase price), as set out in the Advisory Agreement by and among the Company, its operating partnership and Advisor (the “Advisory Agreement”).

•	Acquisition Costs: Those amounts incurred by the Company or its affiliates that were attributable to the acquisition of Belmar Villas and Ansley.
The Company allocated the purchase price (including acquisition fees and acquisition costs) to the individual assets and liabilities acquired on a relative fair value basis, as follows:

Belmar Villas:

	As of June 30, 2017
	Contract Purchase Price	Acquisition Fee	Acquisition Costs	Total Real Estate, Cost
Land	$6,930,888	$144,505	$29,873	$7,105,266
Building and improvements	54,824,535	1,142,905	236,267	56,203,707
Tenant origination and absorption costs	1,162,577	26,274	5,431	1,194,282
Total real estate, cost	$62,918,000	$1,313,684	$271,571	$64,503,255

Ansley:

	As of June 30, 2017
	Contract Purchase Price	Acquisition Fee	Acquisition Costs	Total Real Estate, Cost
Land	$2,989,326	$61,674	$16,896	$3,067,896
Building and improvements	39,379,376	812,446	222,598	40,414,420
Tenant origination and absorption costs	1,083,298	22,350	6,123	1,111,771
Total real estate, cost	$43,452,000	$896,470	$245,617	$44,594,087
(e) Represents the pro forma effect of acquisition fees and acquisition costs payable to affiliates of the Company in connection with the acquisitions of Belmar Villas and Ansley.

STEADFAST APARTMENT REIT III, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2017

	Steadfast Apartment REIT III, Inc. Historical (a)	Vista Ridge (b)	Belmar Villas (b)	Ansley (b)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Rental income	$6,040,431	$976,932	$2,287,846	$1,944,965	$693,561	(c)	$11,943,735
Tenant reimbursements and other	677,091	101,242	374,911	316,614	73,743	(c)	1,543,601
Total revenues	6,717,522	1,078,174	2,662,757	2,261,579	767,304		13,487,336
Expenses:
Operating, maintenance and management	1,613,585	287,214	772,789	669,412	(103,339)	(d)	3,239,661
Real estate taxes and insurance	1,039,025	271,988	183,163	331,589	409,445	(e)	2,235,210
Fees to affiliates	656,511	—	—	—	961,325	(f)	1,617,836
Depreciation and amortization	4,916,266	—	—	—	2,234,211	(g)	7,150,477
Interest expense	2,124,012	—	—	—	1,639,531	(h)	3,763,543
General and administrative expenses	1,338,152	32,343	4,641	86,847	21,665	(i)	1,483,648
Total expenses	11,687,551	591,545	960,593	1,087,848	5,162,838		19,490,375
Net (loss) income	$(4,970,029)	$486,629	$1,702,164	$1,173,731	$(4,395,534)		$(6,003,039)

Net loss attributable to Class A common stockholders — basic and diluted	$(2,607,449)						$(2,838,869)
Net loss per Class A common share — basic and diluted	$(1.41)						$(1.02)
Weighted average number of Class A common shares outstanding — basic and diluted	1,772,569						2,499,663	(j)

Net loss attributable to Class R common stockholders — basic and diluted	$(223,476)						$(271,327)
Net loss per Class R common share — basic and diluted	$(1.43)						$(1.10)
Weighted average number of Class R common shares outstanding — basic and diluted	151,921						238,907	(j)

Net loss attributable to Class T common stockholders — basic and diluted	$(2,139,104)						$(2,892,843)
Net loss per Class T common share — basic and diluted	$(1.55)						$(1.25)
Weighted average number of Class T common shares outstanding — basic and diluted	1,454,183						2,547,187	(j)

STEADFAST APARTMENT REIT III, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2017

(a)	Historical financial information for the six months ended June 30, 2017, derived from the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2017.

(b)	Represents the historical operations of Vista Ridge, Belmar Villas and Ansley under the previous owners as reported in the statements of revenues over certain operating expenses.

(c)
Represents additional revenues (not reflected in the historical operations of the Company) for the six months ended June 30, 2017, based on management estimates as if Reflections on Sweetwater and Vista Ridge were acquired on January 1, 2016, as follows:

Property name	Rental Income For the Six Months Ended June 30, 2017	Tenant Reimbursement and Other For the Six Months Ended June 30, 2017	Total
Reflections on Sweetwater	$96,547	$11,873	$108,420
Vista Ridge	597,014	61,870	658,884
Total	$693,561	$73,743	$767,304

(d)
Represents additional operating and maintenance expenses of Reflections on Sweetwater and Vista Ridge (not reflected in the historical operations of the Company) for the six months ended June 30, 2017, and the exclusion of property management fees recorded in the historical operations of the previous owners of Vista Ridge, Belmar Villas and Ansley that are not comparable to the expenses the Company expects to incur in the future operations of Vista Ridge, Belmar Villas and Ansley, as follows:

Property name	Operating and Maintenance Expenses For the Six Months Ended June 30, 2017	Property Management Fees For the Six Months Ended June 30, 2017	Total
Reflections on Sweetwater	$34,222	$—	$34,222
Vista Ridge	148,831	(43,672)	105,159
Belmar Villas	—	(125,236)	(125,236)
Ansley	—	(117,484)	(117,484)
Total	$183,053	$(286,392)	$(103,339)

(e)
Represents additional real estate taxes and insurance expense of Reflections on Sweetwater, Vista Ridge, Belmar Villas and Ansley (not reflected in the historical operations of the Company) for the six months ended June 30, 2017, based on management estimates as if Reflections on Sweetwater, Vista Ridge, Belmar Villas and Ansley were acquired on January 1, 2016, as follows:

Property name	Real Estate Taxes and Insurance For the Six Months Ended June 30, 2017
Reflections on Sweetwater	$17,579
Vista Ridge	257,364
Belmar Villas	69,324
Ansley	65,178
Total	$409,445

(f)
Represents adjustments made to fees to affiliates for the six months ended June 30, 2017, to include the fees to affiliates (not reflected in the historical statement of operations of the Company) for the six months ended June 30, 2017, that would be due to affiliates had Reflections on Sweetwater, Vista Ridge, Belmar Villas and Ansley been acquired on January 1, 2016. The pro forma total fees to affiliates are as follows:

•
Investment Management Fees: Investment management fees are payable to Advisor based on an annual fee, payable monthly, of 1.0% of the acquisition cost of Reflections on Sweetwater, Vista Ridge, Belmar Villas and Ansley, including acquisition fees, acquisition expenses and any debt attributable to Reflections on Sweetwater, Vista Ridge, Belmar Villas and Ansley, as set out in the Advisory Agreement.

•
Property Management Fees: Property management fees are payable to the Company’s affiliated property manager based on 3.0% of the monthly gross revenues of Reflections on Sweetwater and Ansley and 2.75% of the monthly gross revenues of Vista Ridge and Belmar Villas as set out in the Property Management Agreement for each property (each a “Property Management Agreement”).

The investment management fees that would have been payable to the Advisor and the property management fees that would have been payable to the affiliated property manager were:

	For the Six Months Ended June 30, 2017
Property name	Investment Management Fees	Property Management Fees	Total
Reflections on Sweetwater	$11,890	$3,253	$15,143
Vista Ridge	193,751	47,769	241,520
Belmar Villas	334,989	73,226	408,215
Ansley	228,600	67,847	296,447
Total	$769,230	$192,095	$961,325

(g)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of the Company) for the six months ended June 30, 2017, as if Reflections on Sweetwater, Vista Ridge, Belmar Villas and Ansley were acquired on January 1, 2016, as follows:

Property name	Depreciation and Amortization Expense For the Six Months Ended June 30, 2017
Reflections on Sweetwater	$33,244
Vista Ridge	430,299
Belmar Villas	1,012,966
Ansley	757,702
Total	$2,234,211
Depreciation expense on the purchase price (including acquisition fees and acquisition costs) of building and furniture and fixtures is recognized using the straight-line method over an estimated useful life of 30 years and 5 years, respectively. Depreciation expense on the purchase price (including acquisition fees and acquisition costs) of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(h)
Represents interest expense (not reflected in the historical statement of operations of the Company) for the six months ended June 30, 2017, as if the borrowings attributable to Reflections on Sweetwater, Vista Ridge, Belmar Villas and Ansley were borrowed on January 1, 2016, as follows:

Property name	Initial Mortgage Debt	Interest Expense For the Six Months Ended June 30, 2017
Reflections on Sweetwater	$23,000,000	$22,932
Vista Ridge	29,106,000	296,500
Belmar Villas	47,112,000	951,754
Ansley	32,360,000	368,345
Total	$131,578,000	$1,639,531

(i)
Represents additional general and administrative expense (not reflected in the historical statement of operations of the Company) for the six months ended June 30, 2017, as if Reflections on Sweetwater and Vista Ridge were acquired on January 1, 2016, as follows:

Property name	General and Administrative Expenses For the Six Months Ended June 30, 2017
Reflections on Sweetwater	$1,900
Vista Ridge	19,765
Total	$21,665

(j)
Represents the actual number of shares of the Company’s common stock outstanding as of August 31, 2017. The calculation assumes that these shares were issued and the related proceeds were raised on January 1, 2016.

STEADFAST APARTMENT REIT III, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

	Steadfast Apartment REIT III, Inc. Historical (a)	Bristol Village (b)	Canyon Resort (b)	Reflections on Sweetwater (b)	Vista Ridge (b)	Belmar Villas (b)	Ansley (b)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Rental income	$1,152,304	$2,551,043	$2,775,039	$2,172,300	$3,923,980	$4,575,980	$3,810,673	$2,082,905	(c)	$23,044,224
Tenant reimbursements and other	112,602	337,135	382,329	267,137	412,206	656,212	610,792	273,759	(c)	3,052,172
Total revenues	1,264,906	2,888,178	3,157,368	2,439,437	4,336,186	5,232,192	4,421,465	2,356,664		26,096,396
Expenses:
Operating, maintenance and management	376,536	693,048	954,309	854,652	1,040,514	1,515,885	1,349,151	(393,148)	(d)	6,390,947
Real estate taxes and insurance	160,707	219,180	671,037	251,274	969,200	362,042	670,919	1,106,906	(e)	4,411,265
Fees to affiliates	2,221,052	—	—	—	—	—	—	3,625,003	(f)	5,846,055
Depreciation and amortization	825,735	—	—	—	—	—	—	14,503,783	(g)	15,329,518
Interest expense	281,031	—	—	—	—	—	—	5,964,719	(h)	6,245,750
General and administrative expenses	1,426,575	50,519	45,874	42,746	138,542	5,772	135,481	38,164	(i)	1,883,673
Acquisition costs	893,982	—	—	—	—	—	—	—	(j)	893,982
Total expenses	6,185,618	962,747	1,671,220	1,148,672	2,148,256	1,883,699	2,155,551	24,845,427		41,001,190
Net (loss) income	(4,920,712)	1,925,431	1,486,148	1,290,765	2,187,930	3,348,493	2,265,914	(22,488,763)		(14,904,794)
Net loss attributable to noncontrolling interest	(100)	—	—	—	—	—	—	—		(100)
Net (loss) income attributable to common stockholders	$(4,920,612)	$1,925,431	$1,486,148	$1,290,765	$2,187,930	$3,348,493	$2,265,914	$(22,488,763)		$(14,904,694)

Net loss attributable to Class A common stockholders — basic and diluted	$(3,160,451)									$(7,048,511)
Net loss per Class A common share — basic and diluted	$(8.36)									$(2.65)
Weighted average number of Class A common shares outstanding — basic and diluted	374,595									2,499,663	(k)

Net loss attributable to Class R common stockholders — basic and diluted	$(165,258)									$(673,666)
Net loss per Class R common share — basic and diluted	$(8.42)									$(2.77)
Weighted average number of Class R common shares outstanding — basic and diluted	19,587									238,907	(k)

Net loss attributable to Class T common stockholders — basic and diluted	$(1,594,903)									$(7,182,517)
Net loss per Class T common share — basic and diluted	$(8.62)									$(2.99)
Weighted average number of Class T common shares outstanding — basic and diluted	189,037									2,547,187	(k)

STEADFAST APARTMENT REIT III, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

(a)	Historical financial information for the year ended December 31, 2016, derived from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

(b)	Represents the historical operations of each of the Portfolio Properties under the previous owners as reported in the statements of revenues over certain operating expenses.

(c)
Represents additional revenues (not reflected in the historical operations of the previous owners or the Company) for the year ended December 31, 2016, based on management estimates as if Bristol Village, Canyon Resort and Reflections on Sweetwater were acquired on January 1, 2016, as follows:

Property name	Rental Income For the Year Ended December 31, 2016	Tenant Reimbursement and Other For the Year Ended December 31, 2016	Total
Bristol Village	$444,070	$58,686	$502,756
Canyon Resort	914,735	126,027	1,040,762
Reflections on Sweetwater	724,100	89,046	813,146
Total	$2,082,905	$273,759	$2,356,664

(d)
Represents additional operating and maintenance expenses (not reflected in the historical operations of the previous owners of the Portfolio Properties or the Company) and the exclusion of property management fees recorded in the historical operations of the previous owners of the Portfolio Properties that are not comparable to the expense the Company expects to incur in the future operations of the Portfolio Properties, as follows:

	Operating and Maintenance Expenses	Property Management Fees
Property name	For the Year Ended December 31, 2016	For the Year Ended December 31, 2016	Total
Bristol Village	$102,371	$(108,682)	$(6,311)
Canyon Resort	251,599	(188,331)	63,268
Reflections on Sweetwater	262,367	(84,662)	177,705
Vista Ridge	—	(151,310)	(151,310)
Belmar Villas	—	(244,452)	(244,452)
Ansley	—	(232,048)	(232,048)
Total	$616,337	$(1,009,485)	$(393,148)

(e)
Represents additional real estate taxes and insurance expense (not reflected in the historical operations of the previous owners of the Portfolio Properties) for the year ended December 31, 2016, based on management estimates as if the Portfolio Properties were acquired on January 1, 2016, as follows:

Real Estate Taxes and Insurance
Property name	For the Year Ended December 31, 2016
Bristol Village	$134,567
Canyon Resort	341,191
Reflections on Sweetwater	276,098
Vista Ridge	89,504
Belmar Villas	142,932
Ansley	122,614
Total	$1,106,906

(f)
Represents fees to affiliates (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2016 that would be due to affiliates had the Portfolio Properties been acquired on January 1, 2016. The pro forma total fees to affiliates are as follows:

•
Investment Management Fees: Investment management fees are payable to Advisor based on an annual fee, payable monthly, of 1.0% of the acquisition cost of the Portfolio Properties, including acquisition fees, acquisition expenses and any debt attributable to the Portfolio Properties, as set out in the Advisory Agreement.

•
Property Management Fees: Property management fees are payable to the Company’s affiliated property manager based on 3.0% of the monthly gross revenues of Bristol Village, Reflections on Sweetwater and Ansley and 2.75% of the monthly gross revenues of Canyon Resort, Vista Ridge and Belmar Villas as set out in the Property Management Agreement for each property.

Acquisition fees reflected in fees to affiliates in the historical financial information of the Company for the year ended December 31, 2016, represent fees related to the acquisitions of Bristol Village and Canyon Resort prior to the adoption of ASU 2017-01. Following the adoption of ASU 2017-01, acquisition fees and acquisition costs are capitalized on the balance sheet.
The investment management fees that would be due to Advisor and the property management fees that would be due to the affiliated property manager had the Portfolio Properties been acquired on January 1, 2016 were:

	For the Year Ended December 31, 2016
Property name	Investment Management Fees	Property Management Fees	Total
Bristol Village	$467,365	$101,728	$569,093
Canyon Resort	482,195	115,448	597,643
Reflections on Sweetwater	356,700	97,577	454,277
Vista Ridge	481,038	119,245	600,283
Belmar Villas	669,979	143,885	813,864
Ansley	457,199	132,644	589,843
Total	$2,914,476	$710,527	$3,625,003

(g)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2016, as if the Portfolio Properties were acquired on January 1, 2016, as follows:

Depreciation and Amortization Expense
Property name	For the Year Ended December 31, 2016
Bristol Village	$2,024,285
Canyon Resort	2,292,927
Reflections on Sweetwater	1,872,521
Vista Ridge	2,466,663
Belmar Villas	3,220,213
Ansley	2,627,174
Total	$14,503,783
Depreciation expense on the purchase price (including acquisition related fees and expenses) of building and furniture and fixtures is recognized using the straight-line method over an estimated useful life of 30 years and 5 years, respectively. Depreciation expense on the purchase price (including acquisition related fees and expenses) of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(h)
Represents interest expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2016, as if the borrowings attributable to the Portfolio Properties were borrowed on January 1, 2016, as follows:

		Interest Expense
Property name	Initial Mortgage Debt	For the Year Ended December 31, 2016
Bristol Village	$35,016,000	$931,410
Canyon Resort	31,710,000	893,299
Reflections on Sweetwater	23,000,000	691,661
Vista Ridge	29,106,000	793,973
Belmar Villas	47,112,000	1,913,741
Ansley	32,360,000	740,635
Total	$198,304,000	$5,964,719

(i)
Represents additional general and administrative expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2016, as if Bristol Village, Canyon Resort and Reflections on Sweetwater were acquired on January 1, 2016, as follows:

Property name	General and Administrative Expenses For the Year Ended December 31, 2016
Bristol Village	$8,794
Canyon Resort	15,121
Reflections on Sweetwater	14,249
Total	$38,164

(j)
Acquisition costs reflected in the historical financial information of the Company for the year ended December 31, 2016, represent costs related to the acquisitions of Bristol Village and Canyon Resort prior to the adoption of ASU 2017-01. Following the adoption of ASU 2017-01, acquisition fees and acquisition costs are capitalized on the balance sheet.

(k)
Represents the actual number of shares of the Company’s common stock outstanding as of August 31, 2017. The calculation assumes that these shares were issued and the related proceeds were raised on January 1, 2016.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT III, INC.

Date:	October 6, 2017	By:	/s/ Kevin J. Keating
Kevin J. Keating
Treasurer
(Principal Financial Officer and Accounting Officer)